Exhibit 99.1

To All Force Protection Employees Who Hold Stock Options and Restricted Stock:

As you have no doubt heard, Force Protection has entered into an agreement to be acquired by General Dynamics Corporation (“GD”).  After completion of the transaction (which is still subject to various conditions), Force Protection will become a part of GD’s Land Systems business. Per the agreement, Falcon Acquisition Corp. (“GD Sub”), a wholly-owned subsidiary of GD, will commence a tender offer for Force Protection common stock on or before November 18, 2011 and will offer $5.52 in cash per share. Here are answers to some of the questions that you may have:

1.                                       What is a tender offer?

A tender offer is a public offer by a person to buy your securities and is a common transaction structure for an acquisition.  GD Sub’s tender offer will commence once the appropriate filings are made with the SEC and will be open for at least 20 business days.  These filings will contain detailed instructions about how to tender shares into the offer so that you can receive $5.52 in cash per share (without interest and less any applicable withholding taxes).  There will also be hotlines that you can call for help in completing the paperwork required to tender your shares.

GD Sub’s tender offer will be subject to a number of conditions, including a condition that a sufficient number of Force Protection stockholders tender their shares and other customary conditions.  If the tender offer is completed, then Force Protection and GD will take the final step in the transaction by effecting a merger between Force Protection and GD Sub.

2.                                       What shares can be tendered in GD Sub’s tender offer?

Only unrestricted, vested shares can be tendered in GD Sub’s tender offer.  Your restricted stock cannot be tendered because of the existing transfer restrictions on the restricted stock.

3.                                       What will happen to my restricted stock?

There are two types of restricted stock: (1) time vested restricted shares and (2) performance-based restricted shares.  Time vested restricted shares will be cancelled and converted into the right to receive a cash amount equal to $5.52 per share at the earlier to occur of (x) the date on which GD Sub accepts for payment shares tendered in its tender offer and (y) the effective time of the merger (the “Applicable Time”).  Performance-based restricted shares will be cancelled and converted into the right to receive a cash amount equal to $5.52 per share that would vest at “target” level (or such other level or number set forth in your Performance Restricted Stock Award Agreement). Payment in respect of your restricted stock less any applicable withholding taxes will be made by Force Protection within five days of the Applicable Time.  This will be an automatic process. You do not need to do anything.

4.                                       What about my vested options? Do I have to exercise them?

All vested options that are “in the money” (meaning that the exercise price per share is lower than $5.52) will be cancelled and converted into the right to receive a cash amount equal to the product of (x) $5.52 minus the per share exercise price of the option multiplied by (y) the number of shares subject to the option.  All vested options that are “out of the money” or “underwater” (meaning that the exercise price per share is equal to or higher than $5.52) will be cancelled and no payment will be made for those options. Payment in respect of your “in the money” vested options less any applicable withholding taxes will be made by Force Protection within five days of the Applicable Time.  This is will be an automatic process. You do not need to do anything.

5.                                       What will happen to my unvested options?

Unvested stock options are treated exactly the same as vested stock options.  All unvested options that are “in the money” will be cancelled and converted into the right to receive a cash amount equal to the product of (x) $5.52 minus the per share exercise price of the option multiplied by (y) the number of shares subject to the option.  All unvested options that are “out of the money” or “underwater” will be cancelled and no payment will be made for those options. Payment in respect of your “in the money” unvested options less any applicable withholding taxes will be made by Force Protection within five days of the Applicable Time.  This is an automatic process. You do not need to do anything.

6.                                       What if I don’t want to sell my shares?

Our board of directors has unanimously resolved to recommend that all stockholders (including Force Protection employees) accept GD Sub’s tender offer and tender their shares to GD Sub.  However, if you do not tender your shares to GD Sub and the merger between Force Protection and GD Sub is nevertheless completed (following the satisfaction of all applicable conditions), then all stockholders of Force Protection will receive the same $5.52 in cash per share (without interest and less any applicable withholding taxes) as the stockholders who tendered their shares to GD Sub.

7.                                       What about taxes?

There will be a meeting at the Ladson facility in December, and PricewaterhouseCoopers will be there to answer your tax-related questions.

8.                                      What about my brokerage account that holds my shares?

There will be a meeting at the Ladson facility in December, and Morgan Stanley Smith Barney will be there to answer your broker account-related questions.

More information will be forthcoming.

Notice to Investors

The tender offer described in this communication (the “Offer”) has not yet commenced.  This communication is not a recommendation, an offer to purchase or a solicitation of an offer to sell shares of common stock, par value $0.001 per share (“Shares”), of Force Protection, Inc. (the “Company”).  At the time the Offer is commenced, GD Sub will file a tender offer statement and related exhibits with the Securities and Exchange Commission (the “SEC”) and the Company will file a solicitation/recommendation statement with respect to the Offer.  Investors and stockholders of the Company are strongly advised to read the tender offer statement (including the related exhibits) and the solicitation/recommendation statement, as they may be amended from time to time, when they become available, because they will contain important information that stockholders should consider before making any decision regarding tendering their shares.  The tender offer statement (including the related exhibits) and the solicitation/recommendation statement will be available at no charge on the SEC’s website at www.sec.gov.  In addition, the tender offer statement and other documents that GD Sub files with the SEC will be made available to all stockholders of the Company free of charge at www.generaldynamics.com.  The solicitation/recommendation statement and the other documents filed by the Company with the SEC will be made available to all stockholders of the Company free of charge at www.forceprotection.net.

Additional Information about the Merger and Where to Find It

In connection with the potential one-step merger of GD Sub with and into the Company without the prior consummation of the Offer (the “One Step Merger”), the Company will file a proxy statement with the SEC.  Additionally, the Company will file other relevant materials with the SEC in connection with the proposed acquisition of the Company by GD pursuant to the terms of the merger agreement entered into between the Company, GD and GD Sub.  Investors and stockholders of the Company are strongly advised to read the proxy statement and the other relevant materials, as they may be amended from time to time, when they become available, because they will contain important information about the One Step Merger and the parties to the One Step Merger, before making any voting or investment decision with respect to the One Step Merger.  The proxy statement will be available at no charge on the SEC’s web site at www.sec.gov.  The proxy statement and other documents filed by the Company with the SEC will be made available to all stockholders of the Company free of charge at www.forceprotection.net.

The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the One Step Merger.  Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2011 Annual Meeting of Stockholders, which was filed with the SEC on March 25, 2011.  Stockholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the merger, which may be different than those of the Company’s stockholders generally, by reading the proxy statement and other relevant documents regarding the One Step Merger, when filed with the SEC.